REGISTRATION RIGHTS AGREEMENT

                     THIS REGISTRATION RIGHTS AGREEMENT dated as of January 1, 2000 (this "Agreement"), by and among Ulticom, Inc., a New Jersey corporation (the "Company"), Comverse Technology, Inc., a New York corporation ("Comverse"), and any other Person that may be designated by Comverse from time to time and that agrees to become a party to this Agreement in accordance with the provisions hereof.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                     WHEREAS, Comverse is the holder of a majority of the outstanding shares of common stock, no par value, of the Company ("Common Stock"); and

                     WHEREAS, Comverse has granted, and from time to time after the date hereof may continue to grant, to a number of directors, officers and employees of Comverse or of any subsidiary thereof options to purchase from Comverse shares of Common Stock held by Comverse ("Options"); and

                     WHEREAS, a number of directors and officers of Comverse have purchased shares of Common Stock from Comverse by exercising Options granted to them by Comverse; and

                     WHEREAS, the parties hereto desire to enter into this Agreement which sets forth the registration rights, and certain other related covenants, applicable to the shares of Common Stock that are (i) held from time to time by Comverse and/or any of its subsidiaries or (ii) acquired from time to time by directors, officers or employees of Comverse or of any subsidiary thereof upon the exercise of Options.

                     NOW, THEREFORE, in consideration of the premises and the mutual obligations, covenants and agreements herein contained, the parties hereto agree as follows:

                                   Article I
                                  DEFINITIONS

                     1.1 Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

                     "Affiliate" shall mean, with respect to any given Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and when used with respect to any individual shall also include the Relatives of such individual. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.



$_y205.DOC

                     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                     "Commission" means the Securities and Exchange Commission or any other similar or successor agency of the United States government administering the Securities Act.

                     "Common Stock" means the common stock, no par value, of the Company.

                     "Exchange Act" means the Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, as in effect at the time.

                     "NASD" shall mean the National Association of Securities Dealers, Inc. or any successor corporation thereto.

                     "Option Holder" means any current or former director, officer or employee of Comverse or of any subsidiary thereof that holds one or more Options or any Registrable Securities acquired upon the exercise of one or more Options.

                     "Options" has the meaning set forth in the recitals hereto.

                     "Person" means a corporation, an association, a trust, a partnership, a limited liability company, a joint venture, an organization, a business, an individual, a government or political subdivision thereof, or a governmental body.

                     "Prospectus" means the prospectus included in any Registration Statement, together with and including any amendment or supplement to such prospectus, covering the public offering of any portion of the Registrable Securities covered by a Registration Statement, and all material incorporated by reference in such Prospectus.

                     "Registering Shareholder" means any Shareholder whose Registrable Securities are included in a Registration Statement filed pursuant to this Agreement.

                     "Registrable Securities" means: (i) the shares of Common Stock held by Comverse or any subsidiary thereof on the date hereof or that may be acquired by Comverse or any subsidiary thereof from time to time after the date hereof; (ii) the shares of Common Stock acquired before or after the date hereof upon the exercise of Options and held by any Shareholder; and (iii) any shares or other securities into which or for which the shares of Common Stock referred to in clauses (i) and (ii) above may be changed, converted or exchanged after the date hereof and any other shares or securities issued after the date hereof in respect of such shares (or such shares or other securities into which or for which such shares are so changed, converted or exchanged), in each case upon any reclassification, stock combination, stock subdivision, stock dividend, share exchange, merger, consolidation or similar transaction; provided, however, that a security will cease to be a Registrable Security when it (i) has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or (ii) is sold pursuant to Rule 144 (or any similar rule then in force) under the Securities Act.

                     "Registration Statement" means a registration statement filed or to be filed by the Company with the Commission covering Registrable Securities.

                     "Relatives" means, with respect to any individual, the spouse, parents, siblings and descendants of such individual and their respective issue (whether by blood or adoption and including stepchildren) and the spouses of such persons.

                     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, together with the rules and regulations of the Commission promulgated thereunder, as in effect at the time.

                     "Shareholder" means (i) Comverse, any subsidiary thereof or successor thereto that holds Registrable Securities, (ii) any Option Holder that agrees to become a party to this Agreement in accordance with the provisions hereof or (iii) an Affiliate of any Option Holder that agrees to become a party to this Agreement in accordance with the provisions hereof.


                                   Article II
                              REGISTRATION RIGHTS

                     2.1 Demand Registration.

                     (a) Request for Registration. Subject to the provisions hereof, at any time and from time to time Comverse may make a written request (a "Demand") that the Company prepare and file with the Commission a Registration Statement on Form S-1 or, if the Company is then eligible to do so, that the Company prepare and file with the Commission a Registration Statement on Form S-3, so as to permit a public offering and sale of Registrable Securities held by any Shareholder. Any Demand shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. A registration effected pursuant to this Section 2.1 is hereinafter referred to as a "Demand Registration."

                     (b) Limitation on Demand Rights. Notwithstanding anything to the contrary set forth in Section 2.1(a) hereof: (i) no Demand may be made less than (A) one hundred and eighty (180) days following the effective date of the Registration Statement on Form S-1 filed by the Company in connection with an initial public offering of the Common Stock; or (B) ninety (90) days following the effective date of any Registration Statement filed by the Company pursuant to Sections 2.1 or 2.4 hereof; and (ii) Comverse shall not be entitled to make more than one Demand that the Company prepare and file with the Commission a Registration Statement on Form S-1.

                     (c) Right to Delay Demand Registration. If, at any time when a Demand is received by the Company, (i) the Company has undertaken to prepare a registration statement which is intended to be filed within ninety
(90) days from the date the Demand was received, or (ii) the Company's Board of Directors determines, in good faith, that filing a Registration Statement in response to such Demand either (A) would require the Company to make a public disclosure of information which would have a material adverse effect upon the Company or would be seriously detrimental to the Company or its shareholders or
(B) could interfere with, or would require the Company to accelerate public disclosure of, any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or its subsidiaries, then the Company may, at its option, cause the registration requested pursuant to the Demand to be delayed for a period not in excess of ninety (90) days from the effective date of the registration statement which the Company is preparing or from the date such Demand was received (such right to delay a request pursuant to clause (ii) of this Section 2.1(c) may be exercised by the Company not more than twice in any calendar year). If there is a postponement under this Section 2.1(c), Comverse may withdraw such Demand by giving notice in writing to the Company. In such case, no Demand will have been delivered for the purposes of this Section 2.1.

                     (d) Company Participation. The Company may elect to register in any Registration Statement prepared pursuant to a Demand made under this Section 2.1 any additional shares of Common Stock (including, without limitation, any shares of Common Stock to be distributed in a primary offering made by the Company). Such election, if made, shall be made by the Company giving written notice to Comverse stating (i) that the Company proposes to include additional shares of Common Stock in such Registration Statement and
(ii) the number of shares of Common Stock proposed to be so included.

                     (e) Withdrawal Right. Comverse shall have the right to withdraw any Demand by giving written notice to the Company of its request to withdraw; provided, however, that (i) such withdrawal request must be made in writing prior to the earlier of (A) the execution of the underwriting agreement or the execution of the custody agreement with respect to such Demand Registration or (B) in the absence of any such agreement, the date on which the Registration Statement filed pursuant to such Demand is declared effective, and
(ii) such withdrawal shall be irrevocable and, after making such withdrawal, Comverse shall not be entitled to make any subsequent Demand for a period of ninety (90) days after the date of such withdrawal.

                     (f) Effective Demand. For purpose of clause (ii) of Section 2.1(b) hereof, a Demand, if made pursuant to Section 2.1(a) and not withdrawn in accordance with Section 2.1(e), shall be deemed to have been made only if (i) in response thereto, the Company shall have filed a Registration Statement, (iii) such Registration Statement shall have been declared effective under the

Securities Act and (iii) such Registration Statement shall not have become the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency which prevents the sale of Registrable Securities pursuant to such Registration Statement, and no court prevents or otherwise limits the sale of such securities pursuant to such Registration Statement; provided, however, that, notwithstanding anything to the contrary set forth in this Section 2.1(f), a Demand shall be deemed to have been made by Comverse, if Comverse made a Demand and either (x) Comverse withdrew such Demand after the earlier of (A) the execution of the underwriting agreement or the execution of the custody agreement with respect to such Demand Registration or (B) in the absence of any such agreement, the date on which the Registration Statement filed pursuant to such Demand is declared effective, or
(y) the failure of one or more of the conditions set forth in clauses (i), (ii) or (iii) of this Section 2.1(f) to be satisfied is attributable to the acts or omissions of Comverse.

                     2.2 Piggyback Registration.

                     (a) Notice of Registration. If, at any time, the Company proposes to file a registration statement with the Commission in connection with any public offering of Common Stock (other than in connection with an initial public offering of Common Stock), whether for the account of the Company or any other Person (other than a registration statement on Form S-4 or Form S-8 (or any successor forms under the Securities Act) or other registrations relating solely to employee benefit plans or any transaction governed by Rule 145 under the Securities Act), the Company shall give written notice of such proposed filing and proposed date thereof to each Shareholder that owns Registrable Securities at least fifteen (15) days before the anticipated filing of such registration statement, offering such Shareholder the opportunity to offer and sell Registrable Securities, by means of the prospectus contained in such registration statement. If such Shareholder desires to have its Registrable Securities registered under such registration statement pursuant to this Section 2.2, such Shareholder shall advise the Company thereof in writing within ten
(10) days after the date of its receipt of the Company's notice (which request shall set forth the number of Registrable Securities for which registration is requested). Subject to Sections 2.3 hereof, the Company shall include in such registration statement, if filed, all Registrable Securities so requested by such Shareholder to be included so as to permit such securities to be sold or disposed of in the manner and on the terms set forth in such request. Such registration shall hereinafter be called a "Piggyback Registration". The Company shall have the right at any time to delay or discontinue, without liability to the Shareholders, any Piggyback Registration under this Section 2.2 at any time prior to the effective date of the Registration Statement if the proposed offering of Common Stock contemplated thereunder is discontinued.

                     (b) Withdrawal Right. Any Shareholder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such withdrawal request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such Piggyback Registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, such Shareholder shall no longer have any right to include Registrable Securities in the Piggyback Registration from which such Shareholder withdrew.

                     2.3 Allocation of Securities Included in Registration Statements. In connection with any Registration Statement in which the Shareholders have requested to include Registrable Securities which relates to an underwritten public offering, if the managing underwriter(s) of such offering advise(s) that the inclusion in such Registration Statement of some or all of the shares sought to be registered thereunder exceeds the number of shares (the "Saleable Number") that can be sold in an orderly fashion without a substantial risk that the price per share to be derived from such registration will be materially and adversely affected, then the number of shares offered thereunder shall be limited to the Saleable Number and shall be allocated, subject to
Section 3.5 below, as follows:

                  (i) if such registration is being effected in connection with any Piggyback Registration requested by the Shareholders for inclusion pursuant to Section 2.2 hereof, (1) first, to all the shares of Common Stock that the Company proposes to register for its own account, (2) second, the difference, if any, between the Saleable Number and the number of shares to be included pursuant to clause (1) above, to Registrable Securities of Comverse, (3) third, the difference, if any, between the Salable Number and the number of shares to be included pursuant to clauses (1) and (2) above, to Registrable Securities of the other Shareholders, pro rata on the basis of the number of Registrable Securities requested to be included in such Piggyback Registration by each such Shareholder, until such Shareholders have sold all such Registrable Securities, and (4) fourth, the difference, if any, between the Saleable Number and the number of shares to be included pursuant to clauses (1), (2) and (3) above, to all other selling shareholders, pro rata on the basis of the number of shares offered for sale by each such shareholder; and

                  (ii) if the registration is being effected pursuant to a Demand Registration requested by Comverse pursuant to Section
                  2.1 hereof, (1) first, to Registrable Securities of Comverse,
                  (2) second, the difference, if any, between such number and number of shares to be included in such Demand Registration pursuant to clause (1) above, to Registrable Securities of the other Shareholders participating in the offering, pro rata, on the basis of the number of Registrable Securities requested to be included in such Demand Registration by each such Shareholder, until such Shareholders have sold all such Registrable Securities, (3) third, the difference, if any, between the Saleable Number and the number of shares to be included pursuant to clauses (1) and (2) above, to shares that the Company proposes to register for its own account, and (4) fourth, the difference, if any, between the Saleable Number and the number of shares to be included pursuant to clauses

                  (1), (2) and (3) above, to all other selling shareholders, pro rata on the basis of the number of shares requested to be included by each such shareholder.

                     2.4 Initial Registration. The Company shall, no later than 60 days after it becomes eligible to file a Registration Statement on Form S-3, prepare and file a Registration Statement on Form S-3 (or other appropriate form) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering an offering of Registrable Securities, if any, then owned by Shareholders (other than Comverse) or then purchasable upon the exercise of outstanding Options held by Shareholders. The Company shall use its best efforts to cause such Registration Statement to be declared effective as soon as reasonably practicable after filing thereof with the Commission. Subject to Section 2.5 hereof, the Company shall use its best efforts to keep such Registration Statement effective for as long as reasonably specified in the plan of distribution contained therein.

                     2.5 Certain Notices; Suspension of Sales. The Company may, upon written notice to the Registering Shareholders, suspend such Registering Shareholder's use of any Prospectus (which is a part of any Registration Statement) for a reasonable period not to exceed ninety (90) days if the Company in its reasonable judgment believes it may possess material non-public information the disclosure of which in its reasonable judgment would have a material adverse effect on the Company and its subsidiaries taken as a whole. Each Registering Shareholder of Registrable Securities agrees by its acquisition of such Registrable Securities to hold any communication by the Company pursuant to this Section 2.5 in confidence.


                                  Article III
                            REGISTRATION PROCEDURES

                     3.1 Registration Procedures. Subject to the terms of this Agreement, whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Article II hereof, the Company shall use commercially reasonable efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable. In connection with any Demand Registration, the Company shall, except as set forth in Section 2.1(c), as expeditiously as possible (and in no event more than sixty (60) days from the date of receipt of a Demand) prepare and file with the Commission a Registration Statement on such form (including Form S-3) for which the Company then qualifies as the Company shall deem appropriate and which shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and in accordance with the intended method of disposition of such Registrable Securities. The Company shall use commercially reasonable efforts to cause any Registration Statement filed hereunder to be declared effective as soon as reasonably practicable after the filing thereof with the Commission, including, without limitation, preparing and/or filing with the Commission such other documents as may be necessary to comply with the provisions of the Securities Act. Subject to the provisions of Section 2.5 hereof, the Company shall as expeditiously as possible prepare and file with the Commission such amendments and supplements to any Registration Statement filed hereunder and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective (pursuant to Rule 415 under the Securities Act or otherwise) until the earlier of (i) the date on which all of the Registrable Securities registered therein shall have been sold, and (ii) ninety (90) days after such Registration Statement is declared effective.

                     3.2 Copies; Review.

                     (a) At least five (5) Business Days before filing a Registration Statement or Prospectus or any amendment or supplement thereto (whether before or after effectiveness), the Company will furnish to the Registering Shareholders copies of all such documents proposed to be filed. Such documents will be subject to the review of the Registering Shareholders. The Company will immediately amend such Registration Statement and Prospectus to include such reasonable changes as the Registering Shareholders and the Company reasonably agree should be included therein. Any Registering Shareholder requesting a change which in its reasonable judgment is unreasonably refused by the Company may withdraw its Registrable Securities from such Registration Statement.

                     (b) The Company shall make available for inspection by any Registering Shareholder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by any such shareholder or underwriter (collectively, the "Inspectors"), all material financial and other records, pertinent documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility. The Company shall cause its officers, directors and employees to supply all material information requested by any such Inspector in connection with any such Registration Statement.

                     3.3 Amendments. Subject to Section 2.5 hereof, the Company shall (a) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable time period required herein, (b) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and (c) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Shareholders set forth in such Registration Statement or Prospectus supplement.

                     3.4 Notification. The Company shall promptly notify the Registering Shareholders and (if requested by any such Person) confirm such notification in writing, (a) when the Prospectus has been filed, and, with respect to the Registration Statement, when it has become effective, (b) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (c) of the issuance of any stop order suspending the effectiveness of the Registration Statement, or the refusal or suspension of qualification of registration of Registrable Securities, or the initiation of any proceedings for that purpose, (d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (e) of any event that makes any material statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect. Subject to Section 2.5 hereof, the Company will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment. If any event contemplated by clause (e) occurs, subject to Section 2.5 hereof, the Company shall promptly prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon receipt of any notice from the Company that any event of the kind described in clause (b),
(c), (d) or (e) has happened, each Registering Shareholder shall discontinue offering the Registrable Securities until the Registering Shareholder receives the copies of the supplemented or amended Prospectus contemplated by the previous sentence, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

                     3.5 Information Included. The Company may require each Registering Shareholder to furnish in writing to the Company such information regarding the Registering Shareholder and the distribution of the Registrable Securities as the Company may from time to time reasonably require for inclusion in the Registration Statement, and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. Each Registering Shareholder shall provide such information in writing and signed by such Shareholder and stated to be specifically for inclusion in the Registration Statement. The Company may exclude from such registration the Registrable Securities of any Registering Shareholder that fails to furnish such information within a reasonable time after receiving such request. Each Registering Shareholder agrees to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Registering Shareholder not misleading. If requested by the Registering Shareholders, the Company will as soon as practicable incorporate in a Prospectus supplement or post-effective amendment such information as the Registering Shareholders reasonably request be included therein relating to the sale of the Registrable Securities, including, but not limited to, information with respect to the number of Registrable Securities being sold and any other terms of the distribution of the Registrable Securities to be sold in such Offering. Subject to Section 2.5 hereof, the Company will make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                     3.6 Underwritten Offerings. In the event that the distribution of the Registrable Securities covered by a Registration Statement filed hereunder shall be effected by means of an underwriting, the following provisions shall apply:

                     (a) if such distribution of Registrable Securities is being effected pursuant to a Demand Registration, the underwriter(s) shall be designated by Comverse;

                     (b) the Company shall (i) cooperate with the underwriter(s), including attending any road shows and providing such assistance as the underwriter(s) may reasonably request in connection with the preparation of any materials necessary or desirable to effect such underwriting, (ii) enter into any such underwriting agreement as shall be appropriate in the circumstances, (iii) use commercially reasonable efforts to comply with and satisfy all of the terms and conditions of each such underwriting agreement to which it shall be a party, and (iv) comply with all applicable rules and regulations of the Commission including, without limitation, applicable reporting requirements under the Exchange Act; and

                     (c) if such distribution of Registrable Securities is being effected pursuant to a Demand Registration, including, without limitation, in any primary offering by the Company, any over-allotment option to be granted to the managing underwriter(s) shall be allocated to and granted by any Person designated by Comverse, and if such distribution is being effected pursuant to a Piggyback Registration, any over-allotment option to be granted to the managing underwriter(s) shall be allocated to and granted by the Company (in the event of any primary offering by the Company) and all selling shareholders pro-rata based on the number of shares sold pursuant to such offering.

                     3.7 Copies. The Company will (i) promptly furnish to the Registering Shareholders without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), and (ii) promptly deliver to the Registering Shareholders without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Registering Shareholders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

                     3.8 Blue Sky Registration. Prior to any offering of Registrable Securities covered by a Registration Statement under Sections 2.1,
2.2 or 2.4, the Company will register or qualify or cooperate with the

Registering Shareholders and their respective counsel in connection with the registration or qualification of such Registrable Securities under the securities or blue sky laws of any such jurisdictions in the United States as the Registering Shareholders reasonably request in writing, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities. The Company will not be required to take any actions under this Section 3.8 if such actions would require the Company to submit to the general taxation of any jurisdiction where it is not then so subject or to file in any jurisdiction any general consent to service of process.

                     3.9 Certificates. The Company will cooperate with the Registering Shareholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold that do not bear any restrictive legends. Such certificates will be in such denominations and registered in such names as the Registering Shareholders request at least two
(2) Business Days prior to any sale of Registrable Securities.

                     3.10 Section 11(a) Notice. The Company will make generally available to its shareholders the information required pursuant to the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                     3.11 Registration Expenses.

                     (a) Company Expenses. Subject to the provisions of Section 3.11(b) below, the Company shall pay all expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, fees and expenses incurred in connection with the quotation or listing of the Registrable Securities on Nasdaq (or any other exchange on which such securities are then listed), transfer agent fees, printing expenses, messenger expenses, telephone and delivery expenses, and fees and disbursements of counsel to the Company and of independent certified public accountants of the Company. The Company shall also pay for (i) the fees and expenses of one firm of legal counsel, if any, retained to represent all the Registering Shareholders in connection with any Registration Statement filed hereunder, (ii) the Company's internal expenses, including the expense of any annual audit, and (iii) the fees and expenses of any Person retained by the Company.

                     (b) Shareholder Expenses. The Registering Shareholders shall pay all underwriting fees, commission and discounts with respect to the sale of any Registrable Securities and any transfer taxes incurred in respect of such sale. Each Registering Shareholder shall also be responsible for the payment of all fees and expenses of legal counsel retained by it, other than the fees and expenses of the firm of legal counsel retained to represent all the Registering Shareholders in connection with any Registration Statement filed hereunder for which the Company is responsible pursuant to Section 3.11(a) above.

                                   Article IV
                                INDEMNIFICATION

                     4.1 Indemnification by the Company. The Company will indemnify and hold harmless each of the Registering Shareholders from and against any and all losses, claims, damages and liabilities ("Losses") reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted to which the Registering Shareholder may become subject under the Securities Act, the Exchange Act or other federal or state securities law or regulation, at common law or otherwise, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state securities law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration. In addition, the Company will reimburse the Registering Shareholder for any reasonable investigation, legal or other expenses incurred by such Registering Shareholder in connection with investigating or defending any such Loss. Notwithstanding anything herein to the contrary, the Company will not be liable with respect to the portion of any such Loss that (i) arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Registering Shareholders specifically for use therein or (ii) attributable to a Registering Shareholder's (A) use of a Prospectus after being notified by the Company to suspend use thereof pursuant to Section 3.4 above or
(B) failure to deliver a final Prospectus to the Person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in an amended or supplemented Prospectus prepared by the Company and delivered to the Registering Shareholder at or prior to the time written confirmation of sale to such Person was required to be made. The foregoing indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Registering Shareholder, and will survive the transfer of such securities by the Registering Shareholder.

                     4.2 Indemnification by Registering Shareholders. If a Registering Shareholder sells Registrable Securities under a Prospectus that is part of a Registration Statement, the Registering Shareholder shall indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) (each, a "Controlling Person") under the same circumstances as the foregoing indemnity from the Company to the

Registering Shareholders but only to the extent that such Losses arise out of or are based upon any untrue or allegedly untrue statement of a material fact or omission or alleged omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to a Registering Shareholder furnished to the Company by a Registering Shareholder expressly for use therein. In no event will the aggregate liability of a Registering Shareholder exceed the amount of the net proceeds received by the Registering Shareholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and will survive the transfer of such securities by the Registering Shareholder.

                     4.3 Contribution. If the indemnification provided for in Sections 4.1 or 4.2 is unavailable to an indemnified party, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses. Such contribution will be in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any such Losses will be deemed to include any investigation, legal or other fees or expenses incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Sections 4.1 or 4.2 was available to such party. If, however, the allocation provided above is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 4.3 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this
Section 4.3. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                     4.4 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that the failure to give such notice shall not relieve an indemnifying party of liability except to the extent it has been prejudiced as a result. Any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in (but not control) the defense of such claim, but the fees and expenses of such counsel will be at the expense of such Person and not of the indemnifying party unless (x) the indemnifying party has agreed to pay such fees or expenses, (y) the indemnifying party has failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person within a reasonable period of time pursuant to this Agreement, or (z) a conflict of interest exists between such Person and the indemnifying party with respect to such claims that would make such separate representation required under applicable ethical rules. In the case of clause (z) above, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person. If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving of a release, by all claimants or plaintiffs, to such indemnified party from all liability with respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (other than required local counsel) for all parties indemnified by such indemnifying party with respect to such claim.

                                   Article V
                               OTHER AGREEMENTS

                     5.1 Restrictions on Public Sale by the Shareholders. If requested by the managing underwriter(s) of an underwritten public offering, the Shareholders will not effect any public sale or distribution of securities of the same class (or securities exchangeable or exercisable for or convertible into securities of the same class) as the securities included in such offering (including, but not limited to, a sale pursuant to Rule 144 of the Securities
Act) during the 10-day period prior to and the 180-day period (or shorter period requested by the underwriter) beginning on the effective date of, such offering.

                     5.2 Rule 144. The Company shall file, on a timely basis, all reports required to be filed by it under the Securities Act and the Exchange Act, and will take such further action and provide such documents as the Shareholders may reasonably request, all to the extent required from time to time to enable the Shareholders to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of a Shareholder, the Company will deliver to the Shareholder a statement verifying that it has complied with such information and requirements.

                                   Article VI
                                 MISCELLANEOUS

                     6.1 Amendments; Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

                     6.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to its subject matter, and supersedes and replaces all prior agreements and understandings of the parties in connection with such subject matter.

                     6.3 Notices. All notices and other communications hereunder shall be given in writing and delivered personally, by registered or certified mail (postage prepaid, return receipt requested), by overnight courier (postage prepaid), facsimile transmission or similar means, to the party to receive such notices or communications at the address set forth below (or such other address as shall from time to time be designated by such party to the other parties in accordance with this Section 6.3):

           If to the Company:       Ulticom, Inc.
                                    1020 Briggs Road
                                    Mt. Laurel, NJ  08054
                                    Attention:  President & Chief
                                                     Executive Officer
                                    Telecopy:  (856) 866-2033

           If to Comverse:          Comverse Technology, Inc.
                                    909 Third Avenue
                                    New York, NY  10022
                                    Attention:  Senior Counsel
                                    Telecopy:  (212) 414-1499

All such notices and communications hereunder shall be deemed given when received, as evidenced by the signed acknowledgment of receipt of the person to whom such notice or communication shall have been personally delivered, the acknowledgment of receipt returned to the sender by the applicable postal authorities, the confirmation of delivery rendered by the applicable overnight courier service, or the confirmation of a successful facsimile transmission of such notice or communication. A copy of any notice or other communication given by any party to any other party hereto, with reference to this Agreement, shall be given at the same time to the other parties to this Agreement.

                     6.4 GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AGREEMENT, AND THE RESPECTIVE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREUNDER.

                     6.5 Assignment. No Shareholder shall be permitted assign any of its rights or obligations hereunder by operation of law or otherwise without the prior written consent of the Company; provided, that a Shareholder may assign any of its rights or obligations hereunder to any Affiliate of such Shareholder without obtaining the prior written consent of the Company, provided that such Affiliate agrees in writing to be bound by the provisions of this Agreement that are applicable to such Shareholder as if such Affiliate was an original party hereto; provided, further, however, that notwithstanding any such assignment such Shareholder shall continue to be liable for the performance of all obligations of such Shareholder and those of its assignee hereunder.

                     6.6 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. If any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                     6.7 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                     6.8 No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto. Any Person who or which is not a party hereto shall not be entitled to any benefit hereunder except that any Option Holder designated in writing by Comverse from time to time shall be entitled to become a party hereto by executing a counterpart to this Agreement in the form annexed hereto as Exhibit A. If such Option Holder executes a counterpart to this Agreement in the form annexed hereto as Exhibit A, such Option Holder shall thereafter be deemed to have agreed to be bound by the provisions hereof applicable to Shareholders as if such Option Holder was an original party hereto, and such Option Holder shall thereafter be entitled to all benefits accorded to a Shareholder hereunder.

                     6.9 Headings. The Section headings in this Agreement are for convenience of reference only and are not intended to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

                     6.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement.


                     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first set forth above.


                                        ULTICOM, INC.

                                        By: /s/ Shawn Osborne
                                            ---------------------------------
                                            Name: Shawn Osborne
                                            Title: President and
                                                   Chief Executive Officer



                                        COMVERSE TECHNOLOGY, INC.

                                        By: /s/ David Kreinberg
                                            ---------------------------------
                                            Name: David Kreinberg
                                            Title: Cheif Financial Officer

                                    EXHIBIT A

                 [COUNTERPART SIGNATURE PAGE TO THE REGISTRATION

                    RIGHTS AGREEMENT DATED FEBRUARY 1, 2000]




                     REFERENCE IS MADE to the Registration Rights Agreement, dated as of February 1, 2000, by and among Ulticom, Inc. (the "Company"), Comverse Technology, Inc. ("Comverse") and the other parties, if any, thereto (the "Agreement"). Capitalized terms defined in the Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                     THE UNDERSIGNED hereby represents to the Company that (i) it is a current or former director, officer and/or employee of Comverse or of any subsidiary thereof or an Affiliate of a current or former director, officer or employee, and (ii) it beneficially owns one or more options to purchase from Comverse shares of common stock, no par value, of the Company ("Common Stock") or it beneficially owns shares of Common Stock acquired upon the exercise of such options. The undersigned hereby irrevocably agrees to be a party to the Agreement and to be bound by all provisions thereof applicable to Shareholders, as if the undersigned was an original party thereto.

                     IN WITNESS THEREOF, the undersigned has executed this counterpart to the Agreement on this ____ day of _____________, _____.





                                      --------------------------------------
                                      Name: